Exhibit 10.2

SECOND AMENDMENT TO TERM NOTE

THIS SECOND AMENDMENT TO TERM NOTE (this “Amendment”) dated as of January 10, 2014, is by and between Cherokee Inc., a Delaware corporation (the “Borrower”), and JPMorgan Chase Bank, N.A. (the “Lender”).

In consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

W I T N E S S E T H:

WHEREAS, the Borrower has heretofore issued in favor of Lender that certain Term Note dated as of September 4, 2012, as amended on January 31, 2013 (the “Term Note”) in connection with “Facility B” under the Credit Agreement entered into between the Borrower and the Lender as of September 4, 2012 and as further amended as of January 31, 2013 and concurrently herewith;

WHEREAS, the Borrower and the Lender have agreed to certain changes to the pricing and payments of Advances under Facility B; and

WHEREAS, the parties desire to amend the Term Note to put such changes into effect.

NOW, THEREFORE, in consideration of the agreements contained herein, the parties hereto agree as follows:

ARTICLE I

DEFINITIONS

SECTION 1.1 Defined Terms.  Capitalized terms used, but not defined herein shall have the meanings assigned to them in the Term Note, as amended by this Amendment.

ARTICLE II

AMENDMENTS

SECTION 2.1 .  The Term Note is hereby amended by replacing each reference to “Term Note” with “Term Note B”.

SECTION 2.2.  The Term Note is hereby amended by replacing the definition of “Applicable Margin” in its entirety as follows:

““Applicable Margin” means, on any day, (i) with respect to any CB Floating Rate Advance, (a) 0.00% per annum if the Senior Funded Debt Ratio is less than or equal to 2.00 to 1.00 or (b) 0.25% per annum if the Senior Funded Debt Ratio is 2.01 to 1.00 or greater; and (ii) with respect to any LIBOR Rate Advance, (a) 2.25% per annum if the Senior Funded Debt Ratio is less than or equal to 2.00 to 1.00 or (b) 2.50% per annum if the Senior Funded Debt Ratio is 2.01 to 1.00 or greater.”

SECTION 2.3  The Term Note is hereby amended by inserting a new definition in the appropriate alphabetical order as follows:

““Senior Funded Debt Ratio” has the meaning provided in the Credit Agreement.”

ARTICLE III

MISCELLANEOUS PROVISIONS

SECTION 3.1 Ratification of and References to the Promissory Note.  This Amendment shall be deemed to be an amendment to the Term Note, and the Term Note, as amended hereby, shall continue in full force and effect and is hereby ratified, reaffirmed, approved and confirmed in each and every respect.  All references to the Term Note in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Term Note as amended hereby.

SECTION 3.2 Severability.  Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

SECTION 3.3 Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this Amendment or any provisions hereof.

SECTION 3.4 Execution in Counterparts.  This Amendment may be executed by the parties hereto in several counterparts, each of which shall be an original and all of which shall constitute together but one and the same agreement.

SECTION 3.5 Governing Law.  THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF CALIFORNIA.

SECTION 3.6 Successors and Assigns.  This Amendment shall be binding upon and inure to the benefit of the Borrower and the Lender and their respective successors and assigns.

[Signature page follows]

IN WITNESS WHEREOF, the Borrower has executed this Amendment on the date first above written.

BORROWER
Cherokee Inc.

By:	/s/ Howard Siegel
Name: Howard Siegel
Title: COO

By:	/s/ Jason Boling
Name: Jason Boling
Title: CFO

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